UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 10, 2017

Tellurian Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	06-0842255
(State or Other Jurisdiction of Incorporation)	(I.R.S. Employer Identification No.)

1201 Louisiana Street, Suite 3100, Houston, TX	77002
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (832) 615-8600

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On November 10, 2017, Driftwood LNG LLC (“Driftwood LNG ”), an indirect wholly owned subsidiary of Tellurian Inc. (the “Company”), entered into four lump sum turnkey engineering, procurement and construction (“EPC”) agreements with Bechtel Oil, Gas and Chemicals, Inc. (“Bechtel”) for construction of (a) two liquefied natural gas (“LNG”) plants with expected production capacity up to 11 million tonnes per annum (“mtpa”), two 235,000m3 full containment LNG tanks, one marine loading berth, related utilities and facilities, and all related appurtenances thereto (collectively “Phase 1”), (b) an LNG plant with expected production capacity up to 5.5 mtpa, one marine loading berth, related utilities and facilities, and all related appurtenances thereto (“Phase 2”), (c) an LNG plant with expected production capacity up to 5.5 mtpa, one 235,000m3 full containment LNG tank, one marine loading berth, related utilities and facilities, and all related appurtenances thereto (“Phase 3”) and (d) an LNG plant with expected production capacity up to 5.5 mtpa, related utilities and facilities, and all related appurtenances thereto (“Phase 4”).

Phase 1 EPC Agreement

Scope of Work

On November 10, 2017, Driftwood LNG entered into a lump sum turnkey EPC agreement with Bechtel for the construction of Phase 1 of the Driftwood LNG liquefaction facility (the “Phase 1 EPC agreement”). Under the Phase 1 EPC agreement, Bechtel agreed to provide Driftwood LNG with services for the engineering, procurement and construction of an LNG plant with expected production capacity up to 5.5 mtpa, two 235,000m3 full containment LNG tanks, one marine loading berth, related utilities and facilities, and all related appurtenances thereto (“Project 1”) and an LNG plant with expected production capacity up to 5.5 mtpa, related utilities and facilities, and all related appurtenances thereto (“Project 2”). Except for certain specified owner and third-party work outlined in the Phase 1 EPC agreement, the work to be performed by Bechtel includes all of the work required to achieve ready for start-up, substantial completion and final completion of Project 1 and Project 2 in accordance with the requirements of the Phase 1 EPC agreement, including achieving specified minimum acceptance criteria and performance guarantees. Bechtel is obligated to perform its work in accordance with good engineering and construction practices and applicable laws, codes and standards. Bechtel bears risk of loss of Project 1 until substantial completion of Project 1 and risk of loss of Project 2 until substantial completion of Project 2, in each case subject to exceptions with respect to uninsurable risks.

Bechtel’s scope of work does not include, and Driftwood LNG is responsible for, (a) specified Driftwood LNG permits, (b) feed gas supply, (c) provision of site access, (d) provision of operating personnel, and (e) work required (i) due to pre-existing hazardous materials discovered or released at the site or in any off-site right of way or easement, (ii) to complete specified Driftwood LNG-provided items and Driftwood LNG-provided information, (iii) due to erroneous legal description of the site or site surveys, (iv) due to differing site conditions, or (v) in connection with other Driftwood LNG obligations or responsibilities set forth in the Phase 1 EPC agreement.

Payment for Work

Driftwood LNG agreed to pay to Bechtel a contract price of $7.24 billion plus €375.3 million for the work under the Phase 1 EPC agreement. Payments under the Phase 1 EPC agreement will be made in accordance with the payment schedule set forth in the Phase 1 EPC agreement. The contract price and payment schedule, including milestones, may be amended only by change order. The contract price includes an aggregate provisional sum of $543,420,818, which will be adjusted based on Bechtel’s actual costs associated with the work, obligations or price elements with respect to foreign currency, hazard and operability study (“HAZOP”) design changes, insurance, marine dredging, customs, tariffs and duties, furniture and equipment, operating spare parts and capital spare parts, Louisiana sales and use taxes, property taxes and commissioning power. Driftwood LNG is required to provide evidence of sufficient committed funds to fulfill its payment obligations of the contract price under the Phase 1 EPC agreement, including an amount equal to $3 billion at notice to proceed and ranging from $1.8 billion to $250 million up to substantial completion of Project 2 depending on the point in time during the Phase 1 schedule.

Change Orders

Bechtel may obtain change order relief, including increases to the contract price, extensions of guaranteed dates for substantial completion and adjustments to performance guarantees and minimum acceptance criteria, in the event of specified occurrences, including, among other things:

•	a force majeure event; however, Bechtel’s right to an increase to the contract price is capped at $50,000,000;

•	a suspension of work ordered by Driftwood LNG;

•	certain changes in law (excluding changes to tax laws based upon Bechtel’s net income);

•	acts or omissions of Driftwood LNG, unless (a) caused, directly or indirectly, by Bechtel’s failure to perform its obligations under the agreement, or (b) expressly permitted by the Phase 1 EPC agreement; Driftwood LNG risk of loss events (i.e. uninsurable risks); errors in rely-upon information; and Driftwood LNG-directed changes to the scope of work;

•	discovery of hazardous materials at the site or on certain off-site rights of way, subsurface soil conditions or other site conditions that differ from those described in existing geotechnical reports and other attachments to the Phase 1 EPC agreement; and

•	failure of Driftwood LNG to issue the notice to proceed under the Phase 1 EPC agreement before December 31, 2017.

Liquidated Damages

Bechtel will be liable to Driftwood LNG for failure to achieve substantial completion by the guaranteed substantial completion date(s). Bechtel is required to pay “delay” liquidated damages for each day of delay that Bechtel fails to achieve (i) substantial completion for Project 1 after the guaranteed substantial completion date of Project 1 (subject to change orders) and (ii) substantial completion for Project 2 after the guaranteed substantial completion date of Project 2 (subject to change orders). The maximum amount of liquidated damages is limited as set forth in the Phase 1 EPC agreement.

In addition, if the Driftwood LNG liquefaction facility fails to achieve one or more performance guarantees for Project 1 and Project 2 after each respective project’s guaranteed substantial completion date but meets specified minimum acceptance criteria and all other requirements for substantial completion, then Bechtel is required to pay “performance” liquidated damages for such failure.

Liability Limitations

Subject to certain exceptions, Bechtel’s maximum aggregate liability under the Phase 1 EPC agreement (including its liability for liquidated damages) is set forth in the Phase 1 EPC agreement.

Neither party will be liable to the other party or its affiliates for any special, indirect, incidental or consequential damages, or for any loss of profit, loss of use or similar claims, other than for the agreed liquidated damages or pursuant to indemnities against losses claimed by third parties.

Schedule Bonus

Bechtel will be entitled to receive a schedule bonus for achieving substantial completion of Project 1 and Project 2 prior to each project’s respective guaranteed substantial completion date.

Warranty

Bechtel warrants in the Phase 1 EPC agreement that:

•	the equipment required for the Driftwood LNG liquefaction facility will be new and of good quality;

•	the work and the equipment will meet the requirements of the Phase 1 EPC agreement, including good engineering and construction practices and applicable laws, codes and standards; and

•	the work and the equipment will be free from encumbrances to title.

Until 18 months after substantial completion (subject to certain extensions), Bechtel will be liable for promptly correcting any work that is found to be defective.

Force Majeure

Under the Phase 1 EPC agreement, if Bechtel experiences a force majeure event, it may be entitled to an extension of the date by which substantial completion is to be accomplished and an extension of the date by which it could earn the schedule bonus. If any force majeure delay lasts at least 30 days, Bechtel would be entitled to an adjustment of the contract price under the Phase 1 EPC agreement to compensate it for its reasonable standby expenses, up to a limit of $50 million in the aggregate. A force majeure event generally occurs if any act or event occurs that:

•	prevents or delays the affected party’s performance of its obligations in accordance with the terms of the Phase 1 EPC agreement;

•	is beyond the reasonable control of the affected party, not due to its fault or negligence; and

•	could not have been prevented or avoided by the affected party through the exercise of due diligence.

Termination and Suspension

In the event of an uncured default by Bechtel, Driftwood LNG may terminate the Phase 1 EPC agreement and take any of the following actions:

•	take possession of the facility, equipment, construction equipment, work product and books and records;

•	take assignment of certain subcontracts; and

•	complete the work.

Following such a termination, if the cost to reach final completion exceeded the unpaid balance of the contract price, Bechtel would be liable for the difference, subject to Bechtel’s limitation of liabilities described above.

Driftwood LNG also has the right to terminate the Phase 1 EPC agreement for convenience. In the event of any such termination for convenience, Bechtel would be paid:

•	the portion of the contract price for the work performed prior to termination, less that portion of the contract price paid previously;

•	actual costs reasonably incurred by Bechtel on account of such termination, including reasonable cancellation charges owed by Bechtel to subcontractors (if Driftwood LNG does not take assignment of such subcontracts);

•	actual costs associated with demobilization charges; and

•	lost profits, except in certain cases, equal to (i) if the Phase 1 EPC agreement is terminated (a) prior to issuance of notice to proceed and (b) prior to January 1, 2018, $1 million, (ii) if the Phase 1 EPC agreement is terminated (a) prior to issuance of notice to proceed and (b) after January 1, 2018 and on or before January 1, 2020, $2.5 million, or (iii) if the Phase 1 EPC agreement is terminated after issuance of notice to proceed, a portion of the unpaid portion of the contract price, subject to a cap of $30 million.

Driftwood LNG may, upon a 30-day written notice to Bechtel, suspend the work under the Phase 1 EPC agreement. In the event of such suspension for a period exceeding 90 consecutive days or 120 aggregate days, other than any suspension due to an event of force majeure or the fault or negligence of Bechtel or its subcontractors, Bechtel would be permitted to terminate the Phase 1 EPC agreement subject to giving 14 days’ notice. In the event of such a termination, Bechtel would be entitled to the compensation described above in relation to termination for convenience. If Driftwood LNG suspends work under the Phase 1 EPC agreement, Bechtel may be entitled to a change order to recover the reasonable costs of the suspension, including demobilization and remobilization costs. Bechtel may also suspend or terminate the Phase 1 EPC agreement upon the occurrence of certain other events, including force majeure and Driftwood LNG’s uncured defaults, such as:

•	failure to pay any undisputed amounts;

•	failure to comply materially with material obligations under the Phase 1 EPC agreement; and

•	insolvency.

Bechtel Performance Security

Bechtel must provide and maintain an irrevocable, standby letter of credit equal to 10% of the contract price at notice to proceed, adjusted downward to 7% at substantial completion of Project 1, 4% at substantial completion of Project 2 and 2% upon expiration of the warranty period for Project 1, before fully expiring upon expiration of the warranty period for Project 2. Additionally, Bechtel must provide a parent company guaranty from Bechtel Global Energy, Inc. in favor of Driftwood LNG before Bechtel is entitled to payment under the Phase 1 EPC agreement.

Other Terms

The descriptions of material terms of the Phase 1 EPC agreement set forth above are not complete, are subject to further provisions (including exceptions, qualifications and alternatives), and are qualified in their entirety by reference to the text of the Phase 1 EPC agreement, which is filed as Exhibit 10.1 hereto and incorporated herein by reference.

Phase 2 EPC Agreement

Scope of Work

On November 10, 2017, Driftwood LNG entered into a lump sum turnkey EPC agreement with Bechtel for the construction of Phase 2 of the Driftwood LNG liquefaction facility (the “Phase 2 EPC agreement”). Under the Phase 2 EPC agreement, Bechtel agreed to provide Driftwood LNG with services for the engineering, procurement and construction of Phase 2 of the Driftwood LNG liquefaction facility. Except for certain specified owner and third-party work outlined in the Phase 2 EPC agreement, the work to be performed by Bechtel includes all of the work required to achieve ready for start-up, substantial completion and final completion of Phase 2 in accordance with the requirements of the Phase 2 EPC agreement, including achieving specified minimum acceptance criteria and performance guarantees. Bechtel is obligated to perform its work in accordance with good engineering and construction practices and applicable laws, codes and standards. Bechtel bears risk of loss of Phase 2 until substantial completion of Phase 2, subject to exceptions with respect to uninsurable risks.

Bechtel’s scope of work does not include, and Driftwood LNG is responsible for, (a) specified Driftwood LNG permits, (b) feed gas supply, (c) provision of site access, (d) provision of operating personnel, and (e) work required (i) due to pre-existing hazardous materials discovered or released at the site or in any off-site right of way or easement, (ii) to complete specified Driftwood LNG-provided items and Driftwood LNG-provided information, (iii) due to erroneous legal description of the site or site surveys, (iv) due to differing site conditions, or (v) in connection with other Driftwood LNG obligations or responsibilities set forth in the Phase 2 EPC agreement.

Payment for Work

Driftwood LNG agreed to pay to Bechtel a contract price of $2.52 billion plus €166.3 million for the work under the Phase 2 EPC agreement. Payments under the Phase 2 EPC agreement will be made in accordance with the payment schedule set forth in the Phase 2 EPC agreement. The contract price and payment schedule, including milestones, may be amended only by change order. The contract price includes an aggregate provisional sum of $200,157,910, which will be adjusted based on Bechtel’s actual costs associated with the work, obligations or price elements with respect to foreign currency, HAZOP design changes, insurance, marine dredging, customs, tariffs and duties, furniture and equipment, operating spare parts and capital spare parts, Louisiana sales and use taxes and property taxes. Driftwood LNG is required to provide evidence of sufficient committed funds to fulfill its payment obligations of the contract price under the Phase 2 EPC agreement, including an amount equal to $1.1 billion at notice to proceed and ranging from $675 million to $100 million up to substantial completion of Phase 2 depending on the point in time during the Phase 2 schedule.

Change Orders

Bechtel may obtain change order relief, including increases to the contract price, extensions of guaranteed dates for substantial completion and adjustments to performance guarantees and minimum acceptance criteria, in the event of specified occurrences, including, among other things:

•	a force majeure event; however, Bechtel’s right to an increase to the contract price is capped at $50,000,000;

•	a suspension of work ordered by Driftwood LNG;

•	certain changes in law (excluding changes to tax laws based upon Bechtel’s net income);

•	acts or omissions of Driftwood LNG, unless (a) caused, directly or indirectly, by Bechtel’s failure to perform its obligations under the agreement, or (b) expressly permitted by the Phase 2 EPC agreement; Driftwood LNG risk of loss events (i.e. uninsurable risks); errors in rely-upon information; and Driftwood LNG-directed changes to the scope of work;

•	discovery of hazardous materials at the site or on certain off-site rights of way, subsurface soil conditions or other site conditions that differ from those described in existing geotechnical reports and other attachments to the Phase 2 EPC agreement; and

•	failure of Driftwood LNG to issue the notice to proceed under the Phase 2 EPC agreement before December 31, 2017.

Liquidated Damages

Bechtel will be liable to Driftwood LNG for failure to achieve substantial completion of Phase 2 by the Phase 2 guaranteed substantial completion date. Bechtel is required to pay “delay” liquidated damages for each day of delay that Bechtel fails to achieve substantial completion after the guaranteed substantial completion date of Phase 2 (subject to change orders). The maximum amount of liquidated damages is limited as set forth in the Phase 2 EPC agreement.

In addition, if the Driftwood LNG liquefaction facility fails to achieve one or more performance guarantees after the guaranteed substantial completion date of Phase 2 but meets specified minimum acceptance criteria and all other requirements for substantial completion, then Bechtel is required to pay “performance” liquidated damages for such failure.

Liability Limitations

Subject to certain exceptions, Bechtel’s maximum aggregate liability under the Phase 2 EPC agreement (including its liability for liquidated damages) is set forth in the Phase 2 EPC agreement.

Neither party will be liable to the other party or its affiliates for any special, indirect, incidental or consequential damages, or for any loss of profit, loss of use or similar claims, other than for the agreed liquidated damages or pursuant to indemnities against losses claimed by third parties.

Schedule Bonus

Bechtel will be entitled to receive a schedule bonus for achieving substantial completion of Phase 2 prior to the guaranteed substantial completion date for Phase 2.

Warranty

Bechtel warrants in the Phase 2 EPC agreement that:

•	the equipment required for the Driftwood LNG liquefaction facility will be new and of good quality;

•	the work and the equipment will meet the requirements of the Phase 2 EPC agreement, including good engineering and construction practices and applicable laws, codes and standards; and

•	the work and the equipment will be free from encumbrances to title.

Until 18 months after substantial completion (subject to certain extensions), Bechtel will be liable for promptly correcting any work that is found to be defective.

Force Majeure

Under the Phase 2 EPC agreement, if Bechtel experiences a force majeure event, it may be entitled to an extension of the date by which substantial completion is to be accomplished and an extension of the date by which it could earn the schedule bonus. If any force majeure delay lasts at least 30 days, Bechtel would be entitled to an adjustment of the contract price under the Phase 2 EPC agreement to compensate it for its reasonable standby expenses, up to a limit of $50 million in the aggregate. A force majeure event generally occurs if any act or event occurs that:

•	prevents or delays the affected party’s performance of its obligations in accordance with the terms of the Phase 2 EPC agreement;

•	is beyond the reasonable control of the affected party, not due to its fault or negligence; and

•	could not have been prevented or avoided by the affected party through the exercise of due diligence.

Termination and Suspension

In the event of an uncured default by Bechtel, Driftwood LNG may terminate the Phase 2 EPC agreement and take any of the following actions:

•	take possession of the facility, equipment, construction equipment, work product and books and records;

•	take assignment of certain subcontracts; and

•	complete the work.

Following such a termination, if the cost to reach final completion exceeded the unpaid balance of the contract price, Bechtel would be liable for the difference, subject to Bechtel’s limitation of liabilities described above.

Driftwood LNG also has the right to terminate the Phase 2 EPC agreement for convenience. In the event of any such termination for convenience, Bechtel would be paid:

•	the portion of the contract price for the work performed prior to termination, less that portion of the contract price paid previously;

•	actual costs reasonably incurred by Bechtel on account of such termination, including reasonable cancellation charges owed by Bechtel to subcontractors (if Driftwood LNG does not take assignment of such subcontracts);

•	actual costs associated with demobilization charges; and

•	lost profits, except in certain cases, equal to (i) if the Phase 2 EPC agreement is terminated (a) prior to issuance of notice to proceed and (b) prior to July 1, 2019, $1 million, (ii) if the Phase 2 EPC agreement is terminated (a) prior to issuance of notice to proceed and (b) after July 1, 2019 and on or before July 1, 2021, $2.5 million, or (iii) if the Phase 2 EPC agreement is terminated after issuance of notice to proceed, a portion of the unpaid portion of the contract price, subject to a cap of $30 million.

Driftwood LNG may, upon a 30-day written notice to Bechtel, suspend the work under the Phase 2 EPC agreement. In the event of such suspension for a period exceeding 90 consecutive days or 120 aggregate days, other than any suspension due to an event of force majeure or the fault or negligence of Bechtel or its subcontractors, Bechtel would be permitted to terminate the Phase 2 EPC agreement subject to giving 14 days’ notice. In the event of such a termination, Bechtel would be entitled to the compensation described above in relation to termination for convenience. If Driftwood LNG suspends work under the Phase 2 EPC agreement, Bechtel may be entitled to a change order to recover the reasonable costs of the suspension, including demobilization and remobilization costs. Bechtel may also suspend or terminate the Phase 2 EPC agreement upon the occurrence of certain other events, including force majeure and Driftwood LNG’s uncured defaults, such as:

•	failure to pay any undisputed amounts;

•	failure to comply materially with material obligations under the Phase 2 EPC agreement; and

•	insolvency.

Bechtel Performance Security

Bechtel must provide and maintain an irrevocable, standby letter of credit equal to 10% of the contract price at notice to proceed, adjusted downward to 4% at substantial completion, before fully expiring upon expiration of the warranty period. Additionally, Bechtel must provide a parent company guaranty from Bechtel Global Energy, Inc. in favor of Driftwood LNG before Bechtel is entitled to payment under the Phase 2 EPC agreement.

Other Terms

The descriptions of material terms of the Phase 2 EPC agreement set forth above are not complete, are subject to further provisions (including exceptions, qualifications and alternatives), and are qualified in their entirety by reference to the text of the Phase 2 EPC agreement, which is filed as Exhibit 10.2 hereto and incorporated herein by reference.

Phase 3 EPC Agreement

Scope of Work

On November 10, 2017, Driftwood LNG entered into a lump sum turnkey EPC agreement with Bechtel for the construction of Phase 3 of the Driftwood LNG liquefaction facility (the “Phase 3 EPC agreement”). Under the Phase 3 EPC agreement, Bechtel agreed to provide Driftwood LNG with services for the engineering, procurement and construction of Phase 3 of the Driftwood LNG liquefaction facility. Except for certain specified owner and third-party work outlined in the Phase 3 EPC agreement, the work to be performed by Bechtel includes all of the work required to achieve ready for start-up, substantial completion and final completion of Phase 3 in accordance with the requirements of the Phase 3 EPC agreement, including achieving specified minimum acceptance criteria and performance guarantees. Bechtel is obligated to perform its work in accordance with good engineering and construction practices and applicable laws, codes and standards. Bechtel bears risk of loss of Phase 3 until substantial completion of Phase 3, subject to exceptions with respect to uninsurable risks.

Bechtel’s scope of work does not include, and Driftwood LNG is responsible for, (a) specified Driftwood LNG permits, (b) feed gas supply, (c) provision of site access, (d) provision of operating personnel, and (e) work required (i) due to pre-existing hazardous materials discovered or released at the site or in any off-site right of way or easement, (ii) to complete specified Driftwood LNG-provided items and Driftwood LNG-provided information, (iii) due to erroneous legal description of the site or site surveys, (iv) due to differing site conditions, or (v) in connection with other Driftwood LNG obligations or responsibilities set forth in the Phase 3 EPC agreement.

Payment for Work

Driftwood LNG agreed to pay to Bechtel a contract price of $2.55 billion plus €165.2 million for the work under the Phase 3 EPC agreement. Payments under the Phase 3 EPC agreement will be made in accordance with the payment schedule set forth in the Phase 3 EPC agreement. The contract price and payment schedule, including milestones, may be amended only by change order. The contract price includes an aggregate provisional sum of $215,573,207, which will be adjusted based on Bechtel’s actual costs with respect to foreign currency, HAZOP design changes, insurance, marine dredging, customs, tariffs and duties, furniture and equipment, operating spare parts and capital spare parts, Louisiana sales and use taxes and property taxes. Driftwood LNG is required to provide evidence of sufficient committed funds to fulfill its payment obligations of the contract price under the Phase 3 EPC agreement, including an amount equal to $1.1 billion at notice to proceed and ranging from $675 million to $100 million up to substantial completion of Phase 3 depending on the point in time during the Phase 3 schedule.

Change Orders

Bechtel may obtain change order relief, including increases to the contract price, extensions of guaranteed dates for substantial completion and adjustments to performance guarantees and minimum acceptance criteria, in the event of specified occurrences, including, among other things:

•	a force majeure event; however, Bechtel’s right to an increase to the contract price is capped at $50,000,000;

•	a suspension of work ordered by Driftwood LNG;

•	certain changes in law (excluding changes to tax laws based upon Bechtel’s net income);

•	acts or omissions of Driftwood LNG, unless (a) caused, directly or indirectly, by Bechtel’s failure to perform its obligations under the agreement, or (b) expressly permitted by the Phase 3 EPC agreement; Driftwood LNG risk of loss events (i.e. uninsurable risks); errors in rely-upon information; and Driftwood LNG-directed changes to the scope of work;

•	discovery of hazardous materials at the site or on certain off-site rights of way, subsurface soil conditions or other site conditions that differ from those described in existing geotechnical reports and other attachments to the Phase 3 EPC agreement; and

•	failure of Driftwood LNG to issue the notice to proceed under the Phase 3 EPC agreement before December 31, 2017.

Liquidated Damages

Bechtel will be liable to Driftwood LNG for failure to achieve substantial completion of Phase 3 by the Phase 3 guaranteed substantial completion date. Bechtel is required to pay “delay” liquidated damages for each day of delay that Bechtel fails to achieve substantial completion after the guaranteed substantial completion date of Phase 3 (subject to change orders). The maximum amount of liquidated damages is limited as set forth in the Phase 3 EPC agreement.

In addition, if the Driftwood LNG liquefaction facility fails to achieve one or more performance guarantees after the guaranteed substantial completion date of Phase 3 but meets specified minimum acceptance criteria and all other requirements for substantial completion, then Bechtel is required to pay “performance” liquidated damages for such failure.

Liability Limitations

Subject to certain exceptions, Bechtel’s maximum aggregate liability under the Phase 3 EPC agreement (including its liability for liquidated damages) is set forth in the Phase 3 EPC agreement.

Neither party will be liable to the other party or its affiliates for any special, indirect, incidental or consequential damages, or for any loss of profit, loss of use or similar claims, other than for the agreed liquidated damages or pursuant to indemnities against losses claimed by third parties.

Schedule Bonus

Bechtel will be entitled to receive a schedule bonus for achieving substantial completion of Phase 3 prior to the guaranteed substantial completion date for Phase 3.

Warranty

Bechtel warrants in the Phase 3 EPC agreement that:

•	the equipment required for the Driftwood LNG liquefaction facility will be new and of good quality;

•	the work and the equipment will meet the requirements of the Phase 3 EPC agreement, including good engineering and construction practices and applicable laws, codes and standards; and

•	the work and the equipment will be free from encumbrances to title.

Until 18 months after substantial completion (subject to certain extensions), Bechtel will be liable for promptly correcting any work that is found to be defective.

Force Majeure

Under the Phase 3 EPC agreement, if Bechtel experiences a force majeure event, it may be entitled to an extension of the date by which substantial completion is to be accomplished and an extension of the date by which it could earn the schedule bonus. If any force majeure delay lasts at least 30 days, Bechtel would be entitled to an adjustment of the contract price under the Phase 3 EPC agreement to compensate it for its reasonable standby expenses, up to a limit of $50 million in the aggregate. A force majeure event generally occurs if any act or event occurs that:

•	prevents or delays the affected party’s performance of its obligations in accordance with the terms of the Phase 3 EPC agreement;

•	is beyond the reasonable control of the affected party, not due to its fault or negligence; and

•	could not have been prevented or avoided by the affected party through the exercise of due diligence.

Termination and Suspension

In the event of an uncured default by Bechtel, Driftwood LNG may terminate the Phase 3 EPC agreement and take any of the following actions:

•	take possession of the facility, equipment, construction equipment, work product and books and records;

•	take assignment of certain subcontracts; and

•	complete the work.

Following such a termination, if the cost to reach final completion exceeded the unpaid balance of the contract price, Bechtel would be liable for the difference, subject to Bechtel’s limitation of liabilities described above.

Driftwood LNG also has the right to terminate the Phase 3 EPC agreement for convenience. In the event of any such termination for convenience, Bechtel would be paid:

•	the portion of the contract price for the work performed prior to termination, less that portion of the contract price paid previously;

•	actual costs reasonably incurred by Bechtel on account of such termination, including reasonable cancellation charges owed by Bechtel to subcontractors (if Driftwood LNG does not take assignment of such subcontracts);

•	actual costs associated with demobilization charges; and

•	lost profits, except in certain cases, equal to (i) if the Phase 3 EPC agreement is terminated (a) prior to issuance of notice to proceed and (b) prior to April 1, 2020, $1 million, (ii) if the Phase 3 EPC agreement is terminated (a) prior to issuance of notice to proceed and (b) after April 1, 2020 and on or before April 1, 2022, $2.5 million, or (iii) if the Phase 3 EPC agreement is terminated after issuance of notice to proceed, a portion of the unpaid portion of the contract price, subject to a cap of $30 million.

Driftwood LNG may, upon a 30-day written notice to Bechtel, suspend the work under the Phase 3 EPC agreement. In the event of such suspension for a period exceeding 90 consecutive days or 120 aggregate days, other than any suspension due to an event of force majeure or the fault or negligence of Bechtel or its subcontractors, Bechtel would be permitted to terminate the Phase 3 EPC agreement subject to giving 14 days’ notice. In the event of such a termination, Bechtel would be entitled to the compensation described above in relation to termination for convenience. If Driftwood LNG suspends work under the Phase 3 EPC agreement, Bechtel may be entitled to a change order to recover the reasonable costs of the suspension, including demobilization and remobilization costs. Bechtel may also suspend or terminate the Phase 3 EPC agreement upon the occurrence of certain other events, including force majeure and Driftwood LNG’s uncured defaults, such as:

•	failure to pay any undisputed amounts;

•	failure to comply materially with material obligations under the Phase 3 EPC agreement; and

•	insolvency.

Bechtel Performance Security

Bechtel must provide and maintain an irrevocable, standby letter of credit equal to 10% of the contract price at notice to proceed, adjusted downward to 4% at substantial completion, before fully expiring upon expiration of the warranty period. Additionally, Bechtel must provide a parent company guaranty from Bechtel Global Energy, Inc. in favor of Driftwood LNG before Bechtel is entitled to payment under the Phase 3 EPC agreement.

Other Terms

The descriptions of material terms of the Phase 3 EPC agreement set forth above are not complete, are subject to further provisions (including exceptions, qualifications and alternatives), and are qualified in their entirety by reference to the text of the Phase 3 EPC agreement, which is filed as Exhibit 10.3 hereto and incorporated herein by reference.

Phase 4 EPC Agreement

Scope of Work

On November 10, 2017, Driftwood LNG entered into a lump sum turnkey EPC agreement with Bechtel for the construction of Phase 4 of the Driftwood LNG liquefaction facility (the “Phase 4 EPC agreement”). Under the Phase 4 EPC agreement, Bechtel agreed to provide Driftwood LNG with services for the engineering, procurement and construction of Phase 4 of the Driftwood LNG liquefaction facility. Except for certain specified owner and third-party work outlined in the Phase 4 EPC agreement, the work to be performed by Bechtel includes all of the work required to achieve ready for start-up, substantial completion and final completion of Phase 4 in accordance with the requirements of the Phase 4 EPC agreement, including achieving specified minimum acceptance criteria and performance guarantees. Bechtel is obligated to perform its work in accordance with good engineering and construction practices and applicable laws, codes and standards. Bechtel bears risk of loss of Phase 4 until substantial completion of Phase 4, subject to exceptions with respect to uninsurable risks.

Bechtel’s scope of work does not include, and Driftwood LNG is responsible for, (a) specified Driftwood LNG permits, (b) feed gas supply, (c) provision of site access, (d) provision of operating personnel, and (e) work required (i) due to pre-existing hazardous materials discovered or released at the site or in any off-site right of way or easement, (ii) to complete specified Driftwood LNG-provided items and Driftwood LNG-provided information, (iii) due to erroneous legal description of the site or site surveys, (iv) due to differing site conditions, or (v) in connection with other Driftwood LNG obligations or responsibilities set forth in the Phase 4 EPC agreement.

Payment for Work

Driftwood LNG agreed to pay to Bechtel a contract price of $1.93 billion plus €148.4 million for the work under the Phase 4 EPC agreement. Payments under the Phase 4 EPC agreement will be made in accordance with the payment schedule set forth in the Phase 4 EPC agreement. The contract price and payment schedule, including milestones, may be amended only by change order. The contract price includes an aggregate provisional sum of $127,877,840, which will be adjusted based on Bechtel’s actual costs associated with the work, obligations or price elements with respect to foreign currency, HAZOP design changes, insurance, marine dredging, customs, tariffs and duties, furniture and equipment, operating spare parts and capital spare parts, Louisiana sales and use taxes and property taxes. Driftwood LNG is required to provide evidence of sufficient committed funds to fulfill its payment obligations of the contract price under the Phase 4 EPC agreement, including an amount equal to $850 million at notice to proceed and ranging from $525 million to $100 million up to substantial completion of Phase 4 depending on the point in time during the Phase 4 schedule.

Change Orders

Bechtel may obtain change order relief, including increases to the contract price, extensions of guaranteed dates for substantial completion and adjustments to performance guarantees and minimum acceptance criteria, in the event of specified occurrences, including, among other things:

•	a force majeure event; however, Bechtel’s right to an increase to the contract price is capped at $50,000,000;

•	a suspension of work ordered by Driftwood LNG;

•	certain changes in law (excluding changes to tax laws based upon Bechtel’s net income);

•	acts or omissions of Driftwood LNG, unless (a) caused, directly or indirectly, by Bechtel’s failure to perform its obligations under the agreement, or (b) expressly permitted by the Phase 4 EPC agreement; Driftwood LNG risk of loss events (i.e. uninsurable risks); errors in rely-upon information; and Driftwood LNG-directed changes to the scope of work;

•	discovery of hazardous materials at the site or on certain off-site rights of way, subsurface soil conditions or other site conditions that differ from those described in existing geotechnical reports and other attachments to the Phase 2 EPC agreement; and

•	failure of Driftwood LNG to issue the notice to proceed under the Phase 4 EPC agreement before December 31, 2017.

Liquidated Damages

Bechtel will be liable to Driftwood LNG for failure to achieve substantial completion of Phase 4 by the Phase 4 guaranteed substantial completion date. Bechtel is required to pay “delay” liquidated damages for each day of delay that Bechtel fails to achieve substantial completion after the guaranteed substantial completion date of Phase 4 (subject to change orders). The maximum amount of liquidated damages is limited as set forth in the Phase 4 EPC agreement.

In addition, if the Driftwood LNG liquefaction facility fails to achieve one or more performance guarantees after the guaranteed substantial completion date of Phase 4 but meets specified minimum acceptance criteria and all other requirements for substantial completion, then Bechtel is required to pay “performance” liquidated damages for such failure.

Liability Limitations

Subject to certain exceptions, Bechtel’s maximum aggregate liability under the Phase 4 EPC agreement (including its liability for liquidated damages) is set forth in the Phase 4 EPC agreement.

Neither party will be liable to the other party or its affiliates for any special, indirect, incidental or consequential damages, or for any loss of profit, loss of use or similar claims, other than for the agreed liquidated damages or pursuant to indemnities against losses claimed by third parties.

Schedule Bonus

Bechtel will be entitled to receive a schedule bonus for achieving substantial completion of Phase 4 prior to the guaranteed substantial completion date for Phase 4.

Warranty

Bechtel warrants in the Phase 4 EPC agreement that:

•	the equipment required for the Driftwood LNG liquefaction facility will be new and of good quality;

•	the work and the equipment will meet the requirements of the Phase 4 EPC agreement, including good engineering and construction practices and applicable laws, codes and standards; and

•	the work and the equipment will be free from encumbrances to title.

Until 18 months after substantial completion (subject to certain extensions), Bechtel will be liable for promptly correcting any work that is found to be defective.

Force Majeure

Under the Phase 4 EPC agreement, if Bechtel experiences a force majeure event, it may be entitled to an extension of the date by which substantial completion is to be accomplished and an extension of the date by which it could earn the schedule bonus. If any force majeure delay lasts at least 30 days, Bechtel would be entitled to an adjustment of the contract price under the Phase 4 EPC agreement to compensate it for its reasonable standby expenses, up to a limit of $50 million in the aggregate. A force majeure event generally occurs if any act or event occurs that:

•	prevents or delays the affected party’s performance of its obligations in accordance with the terms of the Phase 4 EPC agreement;

•	is beyond the reasonable control of the affected party, not due to its fault or negligence; and

•	could not have been prevented or avoided by the affected party through the exercise of due diligence.

Termination and Suspension

In the event of an uncured default by Bechtel, Driftwood LNG may terminate the Phase 4 EPC agreement and take any of the following actions:

•	take possession of the facility, equipment, construction equipment, work product and books and records;

•	take assignment of certain subcontracts; and

•	complete the work.

Following such a termination, if the cost to reach final completion exceeded the unpaid balance of the contract price, Bechtel would be liable for the difference, subject to Bechtel’s limitation of liabilities described above.

Driftwood LNG also has the right to terminate the Phase 4 EPC agreement for convenience. In the event of any such termination for convenience, Bechtel would be paid:

•	the portion of the contract price for the work performed prior to termination, less that portion of the contract price paid previously;

•	actual costs reasonably incurred by Bechtel on account of such termination, including reasonable cancellation charges owed by Bechtel to subcontractors (if Driftwood LNG does not take assignment of such subcontracts);

•	actual costs associated with demobilization charges; and

•	lost profits, except in certain cases, equal to (i) if the Phase 4 EPC agreement is terminated (a) prior to issuance of notice to proceed and (b) prior to January 1, 2021, $1 million, (ii) if the Phase 4 EPC agreement is terminated (a) prior to issuance of notice to proceed and (b) after January 1, 2021 and on or before January 1, 2023, $2.5 million, or (iii) if the Phase 4 EPC agreement is terminated after issuance of notice to proceed, a portion of the unpaid portion of the contract price, subject to a cap of $30 million.

Driftwood LNG may, upon a 30-day written notice to Bechtel, suspend the work under the Phase 4 EPC agreement. In the event of such suspension for a period exceeding 90 consecutive days or 120 aggregate days, other than any suspension due to an event of force majeure or the fault or negligence of Bechtel or its subcontractors, Bechtel would be permitted to terminate the Phase 4 EPC agreement subject to giving 14 days’ notice. In the event of such a termination, Bechtel would be entitled to the compensation described above in relation to termination for convenience. If Driftwood LNG suspends work under the Phase 4 EPC agreement, Bechtel may be entitled to a change order to recover the reasonable costs of the suspension, including demobilization and remobilization costs. Bechtel may also suspend or terminate the Phase 4 EPC agreement upon the occurrence of certain other events, including force majeure and Driftwood LNG’s uncured defaults, such as:

•	failure to pay any undisputed amounts;

•	failure to comply materially with material obligations under the Phase 4 EPC agreement; and

•	insolvency.

Bechtel Performance Security

Bechtel must provide and maintain an irrevocable, standby letter of credit equal to 10% of the contract price at notice to proceed, adjusted downward to 4% at substantial completion, before fully expiring upon expiration of the warranty period. Additionally, Bechtel must provide a parent company guaranty from Bechtel Global Energy, Inc. in favor of Driftwood LNG before Bechtel is entitled to payment under the Phase 4 EPC agreement.

Other Terms

The descriptions of material terms of the Phase 4 EPC agreement set forth above are not complete, are subject to further provisions (including exceptions, qualifications and alternatives), and are qualified in their entirety by reference to the text of the Phase 4 EPC agreement, which is filed as Exhibit 10.4 hereto and incorporated herein by reference.

Item 7.01.	Regulation FD Disclosure.

On November 13, 2017, Tellurian issued a press release announcing that it had entered into the EPC agreements with Bechtel. A copy of the press release is filed as Exhibit 99.1 hereto and is incorporated herein by reference.

The information set forth in this Item 7.01, including the information set forth in Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

10.1*	Lump Sum Turnkey Agreement for the Engineering, Procurement and Construction of the Driftwood LNG Phase 1 Liquefaction Facility, dated November 10, 2017, by and between Driftwood LNG LLC and Bechtel Oil, Gas and Chemicals, Inc. (Portions of this exhibit have been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.)

10.2*	Lump Sum Turnkey Agreement for the Engineering, Procurement and Construction of the Driftwood LNG Phase 2 Liquefaction Facility, dated November 10, 2017, by and between Driftwood LNG LLC and Bechtel Oil, Gas and Chemicals, Inc. (Portions of this exhibit have been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.)

10.3*	Lump Sum Turnkey Agreement for the Engineering, Procurement and Construction of the Driftwood LNG Phase 3 Liquefaction Facility, dated November 10, 2017, by and between Driftwood LNG LLC and Bechtel Oil, Gas and Chemicals, Inc. (Portions of this exhibit have been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.)

10.4*	Lump Sum Turnkey Agreement for the Engineering, Procurement and Construction of the Driftwood LNG Phase 4 Liquefaction Facility, dated November 10, 2017, by and between Driftwood LNG LLC and Bechtel Oil, Gas and Chemicals, Inc. (Portions of this exhibit have been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.)

99.1**	Press Release, dated November 13, 2017.

*	Filed herewith.
**	Furnished herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TELLURIAN INC.

	By:	/s/ Antoine J. Lafargue
Antoine J. Lafargue
Senior Vice President and Chief Financial Officer

Dated November 13, 2017